UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2017
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement.
First Amendment to Second Amended and Restated Credit Agreement and Other Loan Documents

On June 16, 2017, CyrusOne Inc., a Maryland corporation (the “Company”), CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”), and certain of their subsidiaries entered into a first amendment (the “Amendment”) to (i) the second amended and restated credit agreement, dated November 21, 2016 (as amended by the Amendment, the “Credit Agreement”), among the Operating Partnership, as borrower, the lenders party thereto (the “Lenders”), KeyBank National Association (“KeyBank”), as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBanc Capital Markets Inc., JPMorgan Chase Bank, N.A. and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners, and (ii) the second amended and restated guaranty, dated November 21, 2016 (as amended by the Amendment, the “Guaranty”), among the Company and certain of its subsidiaries.

The Amendment, among other things, (i) increases the aggregate principal amount of the unsecured term loan A due January 2022 by $350,000,000 (which additional amount was funded on the closing of the Amendment) and increases the total commitments under the revolving credit facility by $100,000,000, resulting in total revolving credit commitments of $1,100,000,000, (ii) refreshes the amount available under the accordion feature of the Credit Agreement to enable the Operating Partnership to increase the total loan commitments under the Credit Agreement to up to $2,300,000,000 from time to time, and (iii) modifies certain of the other terms thereof, including to provide additional flexibility to engage in joint venture transactions.

The above description is only a summary of certain provisions of the Amendment and is qualified in its entirety by reference to the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
ITEM 7.01 — Regulation FD Disclosure.
On June 19, 2017, the Company issued a press release announcing the closing of the Amendment. A copy of the press release is furnished herewith as Exhibit 99.1.
ITEM 9.01 — Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement and Other Loan Documents, dated as of June 16, 2017, among CyrusOne LP, CyrusOne Inc., CyrusOne GP, CyrusOne LLC, CyrusOne TRS Inc., CyrusOne Foreign Holdings LLC, CyrusOne Finance Corp., Cervalis Holdings LLC, Cervalis LLC, CyrusOne-NJ LLC, CyrusOne-NC LLC, the lenders party thereto, and KeyBank National Association, as agent for the lenders from time to time party to the Credit Agreement.

99.1	Press Release dated June 19, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: June 19, 2017	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement and Other Loan Documents, dated as of June 16, 2017, among CyrusOne LP, CyrusOne Inc., CyrusOne GP, CyrusOne LLC, CyrusOne TRS Inc., CyrusOne Foreign Holdings LLC, CyrusOne Finance Corp., Cervalis Holdings LLC, Cervalis LLC, CyrusOne-NJ LLC, CyrusOne-NC LLC, the lenders party thereto, and KeyBank National Association, as agent for the lenders from time to time party to the Credit Agreement.

99.1	Press Release dated June 19, 2017

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